EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Industrial Steel Inc., (the ‘‘Company’’) on Form 10-Q for period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Liu Shenghong, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: November 14, 2012	/s/ Liu Shenghong
Liu Shenghong Chief Executive Officer and Chairman (Principal Executive Officer)